EXHIBIT 10.7

FORM OF AFFIRMATION AND UNDERTAKING AGREEMENT

IN CONNECTION WITH ADVANCEMENT OF EXPENSES

The undersigned ___________ (“Undersigned”), an [Officer/Director or Previous Officer] of Family Dollar Stores, Inc. (the “Company”), is a named party to an action captioned “Rebecca Miller, Derivatively on Behalf of Nominal Defendant Family Dollar Stores, Inc. v. Howard R. Levine, R. James Kelly, R. David Alexander, Jr., George R. Mahoney, Jr., John D. Reier, Albert S. Rorie, Philip W. Thompson, Mark R. Berstein, James G. Martin, and Sharon Allred Decker, Defendants, and Family Dollar Stores, Inc., Nominal Defendant” filed in Mecklenburg County Superior Court, notice of which was received by the Company on August 25, 2006 (the “Lawsuit”).  The Undersigned may incur expenses in the defense of the Lawsuit and matters that may arise in connection therewith.

The Undersigned has requested that the Company pay for or reimburse the attorney’s fees, disbursements, and other costs actually and reasonably incurred by the Undersigned in connection with the Lawsuit and matters that may arise in connection therewith.

Upon receipt of and subject to the terms of this Affirmation and Undertaking, the Company will pay expenses actually and reasonably incurred by the Undersigned in connection with the Lawsuit and matters that may arise in connection therewith.

1.             The Undersigned hereby affirms [his] good faith belief that during [his] service as an [Officer] of the Company, [he]: (A) conducted [himself] in good faith; (B) has met the standard of conduct set forth in Section 145 of the Delaware General Corporation Law; and (C) believes that [he] (i) has not engaged in any conduct in [his] official capacity with the Company that was not in the best interests of the Company; (ii) has not otherwise engaged in any conduct that was opposed to the best interests of the Company; and (iii) has no reasonable cause to believe that [his] current or past conduct was unlawful.

2.             The Undersigned hereby agrees to repay to the Company any funds (i) advanced to the Undersigned in connection with the Lawsuit and matters that may arise in connection therewith or (ii) paid on behalf of the Undersigned in advance of the final disposition of the Lawsuit and matters that may arise in connection therewith in the event that it shall ultimately be determined that [he] is not entitled to be indemnified.

Executed this the _______________ day of _______________, 2006.

Signature:
Printed Name:
Title:

Witness